Exhibit 10.2

Execution Version

SECURED CONVERTIBLE PROMISSORY NOTE

DATE:	April 5, 2024

BORROWER:	NKGen Operating Biotech, Inc., 3001 Daimler St., Santa Ana, CA 92705

LENDER:	BDW Investments LLC

PRINCIPAL:	Up to $5,000,000.00

FOR VALUE RECEIVED, the undersigned, NKGEN OPERATING BIOTECH, INC. (“Borrower”) promises to pay to the order of BDW Investments LLC (“Lender”) (i) in lawful money of the United States of America or, (ii) at the sole discretion of the Lender, in the form of equity with the issue to Lender of shares of common stock of NKGEN BIOTECH, INC. (“Parent”), par value $0.0001 per share (the “Common Stock”), priced at $2.00 per share with applicable registration rights (the “Alternative Equity Repayment”), the principal amount of up to Five Million & 00/100 Dollars ($5,000,000.00) or so much as may be outstanding, together with accrued interest and any other amounts due hereunder on October 4, 2026 (the “Maturity Date”).

Capitalized terms used in this Secured Term Promissory Note (this “Note”) and not otherwise defined herein shall have the meanings assigned to them in that certain Equity and Business Loan Agreement entered into by the Borrower, the Parent and the Lender dated of even date herewith (as it may be amended, restated or replaced from time to time, the “Loan Agreement”). This Note is made pursuant to, is entitled to the benefits of, and is subject to the provisions of, the Loan Agreement. As used herein, the term “Loan Documents” means collectively, this Note, the Loan Agreement, the Security Agreement, and any and all other instruments, agreements and documents executed by Borrower for the benefit of the Lender. In the event of any conflict between the terms of the Loan Agreement and the terms of this Note, the terms of the Loan Agreement shall prevail. The Obligations evidenced by this Note are secured by Liens on the Collateral created under, pursuant to and in connection with the Security Agreement and the other Loan Documents.

Provided that no Event of Default has occurred, interest shall accrue on all amounts outstanding hereunder at a rate equal to the Applicable Rate, payable in immediately available U.S. Dollars on the first calendar day of each calendar month, and, except as otherwise set forth herein, (i) upon any prepayment of this Note, whether voluntary or mandatory, to the extent accrued on the amount being prepaid, and (ii) on the Maturity Date. Interest will be computed on the basis of a 360-day year for the actual number of days elapsed.

The loan evidenced by this Note is not a revolving loan. Accordingly, principal amounts which are repaid may not be reborrowed.

From time to time, without affecting the obligation of the Borrower or any sureties, guarantors, endorsers, accommodation parties or other persons liable or to become liable on this Note to pay the outstanding principal balance of this Note and observe the covenants of Borrower contained in this Note or the other Loan Documents, without giving notice to or obtaining the consent of the Borrower or any such sureties, guarantors, endorsers, accommodation parties or other persons, and without liability on the part of the Lender, the Lender may, at the option of the Lender, grant extensions or postponements of the time for payment of said outstanding principal balance, interest or any part thereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, release or accept a substitution of all or any collateral given to secure this Note (if any), join in any extension or subordination agreement, agree in writing with the Borrower to modify the rate of interest or terms and time of payment of said outstanding principal balance or period of amortization of this Note or change the amount of the monthly installments payable under this Note, or grant any other indulgence or forbearance whatsoever. No one or more of such actions shall constitute a novation.

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Presentment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delays in collection or enforcement of this Note are hereby waived by the Borrower and all sureties, guarantors, endorsers and accommodation parties of this Note and all other persons liable or to become liable on this Note. Payment of the indebtedness evidenced by this Note shall be the joint and several obligations of the Borrower and each surety, guarantor, endorser, accommodation party and all other persons liable or to become liable on this Note and shall be binding upon them and their respective heirs, legal representatives, successors and assigns.

No delay or omission of the Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the Lender of any payment after acceleration shall not be deemed a waiver of such acceleration. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

CONVERSION. Lender shall have the right to elect in writing, beginning on the date hereof to the Maturity Date, in accordance with the terms hereof, to convert the outstanding principal amount of this Note, in full or in part, and all accrued and unpaid interest of this Note, at any time and from time to time, into fully paid and nonassessable shares of Common Stock (the “Conversion Shares”) at a price per share equal to $2.00 (the “Conversion Price”) pursuant to the conversion procedures set forth below and otherwise on the same terms and conditions as the other holders of such class and series of stock as of the date of such conversion.

CONVERSION PROCEDURE. If this Note is converted pursuant to the immediately preceding section, the Lender shall deliver written notice to Borrower and Parent at its respective principal corporate office, notifying Borrower and Parent of the principal amount of the Note which may be converted upon written demand of Lender, together with all accrued and unpaid interest, the number of shares of Common Stock to be issued, and the date on which such conversion would be expected to occur. Before Lender shall be entitled to convert this Note into shares of Common Stock pursuant to the above section, Lender shall surrender this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Borrower whereby the holder agrees to indemnify the Borrower from any loss incurred by it in connection with this Note) and Lender shall have given written notice to the Borrower and Parent at the Borrower’s and Parent’s respective principal corporate office of the election of the Lender to convert the Note pursuant to the immediately preceding section. The Parent shall, as soon as practicable thereafter, issue and deliver to Lender a transfer agent’s report evidencing the book entries of the number of shares to which Lender shall be entitled upon such conversion, as well as (if applicable) a check payable to Lender for any cash amounts payable as described below. Any conversion of this Note pursuant to the immediately preceding section shall be deemed to have been made upon the satisfaction of all of the conditions set forth in this section and in the Loan Agreement, and on and after such date, the parties entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares.

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CONVERSION PRICE ADJUSTMENTS. If Parent shall at any time or from time to time after the date hereof effect a subdivision of the outstanding shares of Common Stock, then the Conversion Price in effect immediately before such subdivision shall be multiplied by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such subdivision, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately following such subdivision. Conversely, if Parent shall at any time or from time to time after the date hereof combine the outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price in effect immediately before the combination shall be multiplied by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such combination, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately following such combination. Any adjustment pursuant to this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

If Parent at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in Common Stock, then, in each such event, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issued or issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, then the Conversion Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this section to reflect the actual payment of such dividend or distribution.

If at any time or from time to time after the date hereof the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than an acquisition or asset transfer or a subdivision or combination of shares or share dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this section), then in any such event Lender, upon conversion of this Note in circumstances in which Common Stock would otherwise be issuable, shall instead be entitled to receive upon such conversion, the kind and amount of shares and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note would have been converted (assuming the conversion thereof) immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

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If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of Borrower’s assets or other similar transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) shares, securities or assets in respect of or in exchange for their shares of Common Stock, then lawful and adequate provisions shall be made whereby Lender shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of Common Stock immediately theretofore receivable upon the conversion of this Note, such shares, securities or assets as may be issued or payable in respect of or in exchange for the number of outstanding shares of Common Stock that would have been immediately theretofore receivable upon conversion of this Note had such transaction not taken place, and in the case of any reorganization or reclassification appropriate provisions shall be made with respect to the rights and interests of Lender whereby the provisions hereof (including, without limitation, provisions for adjustments to the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares, securities or assets thereafter deliverable upon the exercise of such conversion rights.

In each case of an adjustment or readjustment of the Conversion Price pursuant to this section, Parent and Borrower, at their expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to Lender at in accordance with Section 7.10 of the Loan Agreement. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based.

Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Parent issuing any fractional shares to Lender upon the conversion of this Note, the Borrower shall pay to Lender an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. In addition, to the extent not converted into shares of capital stock, the Borrower shall pay to Lender any interest accrued on the amount converted and on the amount to be paid by the Borrower pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this paragraph, the Borrower and the Parent shall be forever released from all their obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Borrower for cancellation.

LIMITATIONS ON CONVERSION. Notwithstanding anything to the contrary contained herein, prior to the Parent obtaining Shareholder Approval, the Borrower and the Parent shall not effect the conversion of any portion of this Note, and the Lender shall not have the right to convert any portion of this Note, pursuant to the terms and conditions of this Note and the Loan Agreement and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, the aggregate amount of Consideration Shares and Conversion Shares would exceed the maximum amount of shares that can be issued without violating the Cap, subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock.

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EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

GOVERNING LAW. This Note and the obligations of the Borrower and Parent hereunder will be governed by the laws of the State of Delaware without regard to its conflicts of law provisions.

CHOICE OF VENUE. THE BORROWER, THE PARENT AND THE LENDER EACH IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE STATE OF DELAWARE. THE BORROWER AND THE PARENT EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE BORROWER AND THE PARENT HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AND THE PARENT AT THE RESPECTIVE ADDRESS SET FORTH IN, OR SUBSEQUENTLY PROVIDED BY THE BORROWER AND THE PARENT IN ACCORDANCE WITH, SECTION 7.10 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER TO OCCUR OF THE BORROWER’S AND THE PARENT’S, RESPECTIVELY, ACTUAL RECEIPT THEREOF OR THREE (3) CALENDAR DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

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SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, Parent and upon Borrower's successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, Parent and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

{Signature Page Follows}

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IN WITNESS WHEREOF, the Borrower and the Parent have caused this Secured Promissory Note to be executed and delivered as an instrument under seal by its duly authorized officer(s) as of the date first set forth above.

BORROWER:
NKGEN OPERATING BIOTECH, INC.

By:	/s/ Paul Y. Song
Name:	Paul Y. Song
Title:	Chief Executive Officer

PARENT:
NKGEN BIOTECH, INC.

By:	/s/ Paul Y. Song
Name:	Paul Y. Song
Title:	Chief Executive Officer

[Signature Page to Secured Convertible Promissory Note]

ACCEPTED AND AGREED:

BDW INVESTMENTS LLC

By:	/s/ Win Sheridan
Name:	Win Sheridan
Title:	Manager

[Signature Page to Secured Convertible Promissory Note]